UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 14, 2019

AERPIO PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38560	61-1547850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
9987 Carver Road Cincinnati, OH		45242
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (513) 985-1920

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	ARPO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Promotion of Michael Rogers to Chief Financial and Business Officer

On May 14, 2019, the Board of Directors (the “Board”) of Aerpio Pharmaceuticals, Inc. (the “Company”) promoted Michael Rogers to Chief Financial and Business Officer of the Company.

Mr. Rogers, age 59, previously served as the Chief Financial Officer of the Company from November 2017 to May 2019. From 2016 to 2017, Mr. Rogers served as a consultant to healthcare companies. Prior to that, Mr. Rogers was the chief financial officer at Acorda Therapeutics, Inc., a biopharmaceutical company, from 2013 to 2016. Prior to Acorda Therapeutics, he was the Executive Vice President and chief financial officer of BG Medicine, Inc. from 2009 to 2012. From 1999 to 2009, Mr. Rogers was the chief financial officer of Indevus Pharmaceuticals, Inc. until the company’s sale to Endo Pharmaceuticals, Inc. He also served as chief financial officer at Advanced Health Corporation and Autoimmune. Prior to his roles as chief financial officer, Mr. Rogers was an investment banker at Lehman Brothers and PaineWebber & Co., where he focused on life sciences companies. Mr. Rogers received his B.A. from Union College, and an M.B.A. from the Darden School of Business at the University of Virginia. He currently serves as a member of the Board of Directors of Akebia Therapeutics, Inc. and EyePoint Pharmaceuticals, Inc.

In connection with his promotion to Chief Financial and Business Officer, the Board of Directors of the Company approved an increase in Mr. Rogers’ annual base salary to $415,000 and an increase in his target annual performance bonus to 50% of his base salary. In addition, the Company issued Mr. Rogers a stock option to purchase 169,500 shares of the Company’s common stock pursuant to the Company’s 2017 Stock Option and Incentive Plan (the “2017 Plan”). Such stock options granted to Mr. Rogers will have an exercise price per share equal to $1.04, the closing price of the Company’s common stock on the Nasdaq Stock Market on the date of the grant. Such stock options shall vest 25% on the first anniversary of the grant date and the remainder shall vest in equal monthly installments on the first day of each month thereafter over the next three years. If Mr. Rogers is terminated for a reason other than death, disability, or Cause (as defined in the 2017 Plan and the award agreements issued thereunder), such options (to the extent vested and exercisable as of the termination date), will remain exercisable for a period of two years following Mr. Rogers’ termination date.

Mr. Rogers has no family relationship with any of the executive officers or directors of the Company. There are no arrangements or understandings between Mr. Rogers and any other person pursuant to which he was appointed as an officer of the Company.

Employee Retention Matters

On May 14, 2019, the Board of Directors of the Company approved cash payments, stock option awards and severance arrangements for the Company’s remaining employees, including the Company’s executive officers, in order to incentivize such employees to remain employed by the Company following the implementation of the Company’s realignment plan in April 2019.

The Board of Directors of the Company approved cash retention payments to its salaried employees, which are expected to be paid at the end of the second quarter in fiscal year 2020. Stephen Hoffman, the Company’s Chief Executive Officer and principal executive officer, Joseph Gardner, the Company’s President, and Michael Rogers, the Company’s Chief Financial and Business Officer and principal financial and accounting officer, who collectively constitute the Company’s named executive officers for fiscal year 2018 will receive cash payments of $249,100, $210,000 and $193,000, respectively.

Additionally, employees of the Company, including these named executive officers, were granted retention stock option awards pursuant to the 2017 Plan. Dr. Hoffman was granted a stock option to purchase 709,050 shares of the Company’s common stock, Dr. Gardner was granted an option to purchase 349,350 shares of the Company’s common stock, and Mr. Rogers was granted an option to purchase 430,500 shares of the Company’s common stock under these retention arrangements. The stock options vest 50% on June 30, 2020 and the remaining 50% vest on June 30, 2021, provided that the individual remains an employee of the Company or its subsidiaries on each vesting date. If an employee is terminated for a reason other than death, disability, or Cause (as defined in the 2017 Plan and the award agreements issued thereunder), such options (to the extent vested and exercisable as of the termination date), will remain exercisable for a period of two years following such employee’s termination date.

The Company also adopted severance arrangements pursuant to which Company employees, will receive certain severance benefits if the employee is terminated without Cause (as defined in the 2017 plan and the award agreements issued thereunder). These benefits include continuation of such employee’s base salary and health benefits for a specified number of months, depending on the employee’s position with the Company. Severance benefits for the Company’s executive officers in the absence of a change of control of the Company will continue to be governed by their existing executive employment agreements. Notwithstanding anything to the contrary in their executive employment agreements, termination of Dr. Hoffman’s employment in connection with a change of control of the Company will instead provide Dr. Hoffman with enhanced severance benefits of 24 months of salary continuation and health benefits, and termination of Dr. Gardner’s and Mr. Rogers’ employment in connection with a change of control of the Company will instead provide each of them with enhanced severance benefits of 18 months of salary continuation and health benefits.

Item 8.01	Other Events.

Promotion of Kevin Peters to Chief Scientific Officer and acting Chief Medical Officer

On May 14, 2019, the Board of Directors of Aerpio Pharmaceuticals, Inc. (the “Company”) also promoted Kevin Peters to Chief Scientific Officer and acting Chief Medical Officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2019	AERPIO PHARMACEUTICALS, INC.

	By:	/s/ Stephen Hoffman
Stephen Hoffman
Chief Executive Officer